UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2016

Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC	27105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Hanesbrands Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on April 25, 2016 in Winston-Salem, North Carolina. A total of 356,212,097 shares of the Company’s common stock (approximately 92% of all shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting, in person or by proxy. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

Election of Directors

The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors. The voting results were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-votes
Bobby J. Griffin	323,928,209	813,505	839,365	30,631,018
James C. Johnson	318,573,016	6,173,000	835,063	30,631,018
Jessica T. Mathews	324,268,409	466,490	846,180	30,631,018
Franck J. Moison	324,431,383	310,092	839,604	30,631,018
Robert F. Moran	324,414,747	292,340	873,992	30,631,018
Ronald L. Nelson	318,489,688	6,208,680	882,711	30,631,018
Richard A. Noll	315,595,264	8,665,524	1,320,291	30,631,018
Andrew J. Schindler	318,961,952	5,771,094	848,033	30,631,018
David V. Singer	323,928,456	817,234	835,389	30,631,018
Ann E. Ziegler	319,463,766	5,311,060	806,253	30,631,018

Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s 2016 fiscal year. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
352,343,917	3,456,538	411,642	—

Non-Binding, Advisory Vote Regarding Executive Compensation

The stockholders of the Company approved, on an advisory basis, executive compensation as disclosed in the Proxy Statement for the Annual Meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
312,767,451	11,832,217	981,411	30,631,018

Item 8.01 Other Events

On April 27, 2016, the Company issued a press release announcing that its Board of Directors has approved a new share repurchase program. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press Release dated April 27, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 27, 2016	HANESBRANDS INC.

	By:	/s/ Joia M. Johnson
Joia M. Johnson
Chief Legal Officer, General Counsel and Corporate Secretary

Exhibits

99.1	Press Release dated April 27, 2016.